Vanguard® Multi-Sector Income Bond Fund
Schedule of Investments (unaudited)
As of June 30, 2022
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
U.S. Government and Agency Obligations (7.9%)
[1]	United States Treasury Note/Bond	0.250%	9/30/23	51	49
	United States Treasury Note/Bond	0.750%	12/31/23	93	90
[2]	United States Treasury Note/Bond	1.750%	3/15/25	631	610
	United States Treasury Note/Bond	1.875%	11/15/51	119	89
	United States Treasury Note/Bond	2.000%	11/15/41	154	123
	United States Treasury Note/Bond	2.625%	4/15/25	465	460
	United States Treasury Note/Bond	2.750%	5/31/29–8/15/47	142	137
	United States Treasury Note/Bond	2.875%	5/15/52	128	121
	United States Treasury Note/Bond	3.000%	2/15/47–2/15/48	72	67
Total U.S. Government and Agency Obligations (Cost $1,788)					1,746
Corporate Bonds (75.6%)
Australia (0.9%)
[3]	Westpac Banking Corp.	4.322%	11/23/31	200	193
Belgium (0.5%)
	Anheuser-Busch InBev Worldwide Inc.	4.750%	1/23/29	113	115
Brazil (1.0%)
[4]	Natura &Co Luxembourg Holdings Sarl	6.000%	4/19/29	250	220
Canada (2.4%)
[4]	1011778 BC ULC	3.875%	1/15/28	50	43
[4]	Air Canada	3.875%	8/15/26	120	102
[4]	Antares Holdings LP	3.950%	7/15/26	250	218
	Canadian Natural Resources Ltd.	3.850%	6/1/27	50	48
	Canadian Pacific Railway Co.	1.750%	12/2/26	10	9
[4]	Hudbay Minerals Inc.	4.500%	4/1/26	80	67
	Nutrien Ltd.	4.200%	4/1/29	20	19
[4]	Videotron Ltd.	3.625%	6/15/29	40	33
					539
France (0.4%)
[4]	SPCM SA	3.125%	3/15/27	50	42
[4]	SPCM SA	3.375%	3/15/30	50	39
					81
Indonesia (0.8%)
[4]	Freeport Indonesia PT	6.200%	4/14/52	200	173
Ireland (1.2%)
	AerCap Ireland Capital DAC	1.150%	10/29/23	150	143
	AerCap Ireland Capital DAC	3.300%	1/30/32	150	120
					263

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Japan (3.1%)
	Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	200	196
[4]	Nissan Motor Co. Ltd.	3.043%	9/15/23	315	310
	Nomura Holdings Inc.	2.172%	7/14/28	200	169
					675
Macao (0.2%)
[4]	Studio City Co. Ltd.	7.000%	2/15/27	50	43
Netherlands (0.1%)
[4]	VZ Secured Financing BV	5.000%	1/15/32	30	25
Poland (0.5%)
[4]	Canpack SA	3.875%	11/15/29	125	99
Thailand (0.8%)
[4]	GC Treasury Center Co. Ltd.	4.400%	3/30/32	200	184
United Kingdom (3.9%)
	AstraZeneca Finance LLC	1.200%	5/28/26	60	54
	Barclays plc	4.375%	9/11/24	200	199
	BAT Capital Corp.	3.557%	8/15/27	113	104
	HSBC Holdings plc	2.999%	3/10/26	200	191
[3]	NatWest Group plc	3.754%	11/1/29	200	192
[4]	Rolls-Royce plc	3.625%	10/14/25	125	111
					851
United States (59.8%)
[4]	7-Eleven Inc.	1.300%	2/10/28	63	52
	AbbVie Inc.	3.200%	5/14/26	75	72
	AbbVie Inc.	4.250%	11/14/28	113	112
[4]	Advanced Drainage Systems Inc.	6.375%	6/15/30	50	49
	Albemarle Corp.	4.650%	6/1/27	5	5
[4]	Allison Transmission Inc.	4.750%	10/1/27	80	74
[4]	American Airlines Inc.	11.750%	7/15/25	55	57
[4]	American Airlines Inc.	5.500%	4/20/26	150	138
	Amgen Inc.	3.000%	2/22/29	40	37
[4]	Antero Resources Corp.	5.375%	3/1/30	80	73
[4]	Aramark Services Inc.	5.000%	2/1/28	80	73
[4]	Ardagh Metal Packaging Finance USA LLC	3.250%	9/1/28	50	43
[4]	Asbury Automotive Group Inc.	5.000%	2/15/32	50	41
	AT&T Inc.	2.750%	6/1/31	60	52
[4]	Axalta Coating Systems LLC	4.750%	6/15/27	160	143
	Ball Corp.	2.875%	8/15/30	65	53
	Ball Corp.	3.125%	9/15/31	60	48
	Bank of America Corp.	1.734%	7/22/27	88	78
[3]	Bank of America Corp.	4.271%	7/23/29	40	38
[3]	Bank of America Corp.	1.922%	10/24/31	35	28
[4]	Bausch Health Cos. Inc.	5.250%	2/15/31	40	21
[4]	Big River Steel LLC	6.625%	1/31/29	110	103
	Boeing Co.	2.750%	2/1/26	113	105
	Boeing Co.	5.150%	5/1/30	76	73
	Boston Properties LP	3.650%	2/1/26	60	58
	Boyd Gaming Corp.	4.750%	12/1/27	80	72
	BP Capital Markets America Inc.	3.194%	4/6/25	50	49
	BP Capital Markets America Inc.	4.234%	11/6/28	80	79
[4]	Cable One Inc.	4.000%	11/15/30	75	62
[4]	Calpine Corp.	5.125%	3/15/28	80	71
[4]	Carnival Corp.	4.000%	8/1/28	130	107
[4]	CCO Holdings LLC	5.000%	2/1/28	80	74
[4]	CCO Holdings LLC	4.750%	3/1/30	80	68

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Cedar Fair LP	5.500%	5/1/25	150	146
	Centene Corp.	2.450%	7/15/28	120	100
	Centene Corp.	3.000%	10/15/30	40	33
[4]	Charles River Laboratories International Inc.	4.250%	5/1/28	75	67
	Charter Communications Operating LLC	4.908%	7/23/25	120	120
[4]	Chemours Co.	4.625%	11/15/29	45	35
	Cheniere Corpus Christi Holdings LLC	7.000%	6/30/24	30	31
	Cheniere Energy Partners LP	4.000%	3/1/31	80	68
[4]	Churchill Downs Inc.	4.750%	1/15/28	150	134
[3]	Citigroup Inc.	3.352%	4/24/25	85	83
	Citigroup Inc.	4.400%	6/10/25	55	55
	Citigroup Inc.	4.125%	7/25/28	35	34
[3]	Citigroup Inc.	2.666%	1/29/31	45	38
[4]	Clarios Global LP	6.250%	5/15/26	80	77
[4]	Clarios Global LP	8.500%	5/15/27	110	106
[4]	Clean Harbors Inc.	4.875%	7/15/27	80	73
[4]	Clearway Energy Operating LLC	4.750%	3/15/28	90	81
[4]	Cleveland-Cliffs Inc.	6.750%	3/15/26	50	50
[4]	Cogent Communications Group Inc.	7.000%	6/15/27	35	33
[4]	Colgate Energy Partners III LLC	7.750%	2/15/26	40	38
[4]	Colgate Energy Partners III LLC	5.875%	7/1/29	85	74
[4]	CommScope Inc.	6.000%	3/1/26	80	74
[4]	Condor Merger Sub Inc.	7.375%	2/15/30	60	49
	ConocoPhillips Co.	6.950%	4/15/29	10	11
[4]	Corebridge Financial Inc.	3.500%	4/4/25	10	10
[4]	Corebridge Financial Inc.	3.650%	4/5/27	10	9
[4]	Corebridge Financial Inc.	3.850%	4/5/29	10	9
[4]	Corebridge Financial Inc.	3.900%	4/5/32	10	9
[4]	CrownRock LP	5.625%	10/15/25	80	76
[4]	CSC Holdings LLC	4.625%	12/1/30	40	27
[4]	CSC Holdings LLC	3.375%	2/15/31	25	19
	CVS Health Corp.	2.625%	8/15/24	113	111
	CVS Health Corp.	4.300%	3/25/28	113	112
[4]	Darling Ingredients Inc.	6.000%	6/15/30	50	50
[4]	DaVita Inc.	4.625%	6/1/30	40	31
	DCP Midstream Operating LP	5.625%	7/15/27	140	136
	Dell International LLC	5.850%	7/15/25	115	119
[4]	Delta Air Lines Inc.	4.750%	10/20/28	185	175
	Devon Energy Corp.	5.850%	12/15/25	50	52
[4]	Directv Financing LLC	5.875%	8/15/27	100	85
[4]	DISH DBS Corp.	5.250%	12/1/26	45	35
[4]	DISH DBS Corp.	5.750%	12/1/28	15	11
	DISH DBS Corp.	5.125%	6/1/29	30	18
	Dow Chemical Co.	2.100%	11/15/30	30	25
[4]	DT Midstream Inc.	4.125%	6/15/29	160	136
	Duke Energy Progress LLC	3.400%	4/1/32	30	28
[4]	Element Solutions Inc.	3.875%	9/1/28	80	66
	Encompass Health Corp.	4.500%	2/1/28	40	34
[4]	Endeavor Energy Resources LP	6.625%	7/15/25	80	80
[3]	Energy Transfer LP	5.500%	6/1/27	50	51
	Energy Transfer LP	4.950%	5/15/28	75	73
[4]	EnLink Midstream LLC	5.625%	1/15/28	110	101
[4]	Entegris Escrow Corp.	4.750%	4/15/29	55	51
[4]	Entegris Escrow Corp.	5.950%	6/15/30	100	95
[4]	EQM Midstream Partners LP	7.500%	6/1/27	30	29
[4]	EQM Midstream Partners LP	7.500%	6/1/30	100	96
	EQT Corp.	6.625%	2/1/25	25	26

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	Exelon Corp.	3.350%	3/15/32	50	45
	Exxon Mobil Corp.	3.482%	3/19/30	45	43
[3]	FirstEnergy Corp.	1.600%	1/15/26	50	45
	FirstEnergy Corp.	2.650%	3/1/30	160	132
	Ford Motor Credit Co. LLC	2.900%	2/16/28	40	32
	Ford Motor Credit Co. LLC	2.900%	2/10/29	150	118
	Ford Motor Credit Co. LLC	4.000%	11/13/30	25	20
	Ford Motor Credit Co. LLC	3.625%	6/17/31	35	27
	Freeport-McMoRan Inc.	4.250%	3/1/30	10	9
[4]	Frontier Communications Holdings LLC	6.000%	1/15/30	70	54
[4]	Frontier Communications Holdings LLC	8.750%	5/15/30	50	51
	General Dynamics Corp.	3.250%	4/1/25	98	97
	General Motors Financial Co. Inc.	3.950%	4/13/24	113	112
	Global Payments Inc.	1.500%	11/15/24	10	9
	Global Payments Inc.	2.150%	1/15/27	20	18
	Goldman Sachs Group Inc.	3.500%	4/1/25	60	59
	Goldman Sachs Group Inc.	2.383%	7/21/32	25	20
	Goodyear Tire & Rubber Co.	5.000%	7/15/29	50	42
[4]	Graham Packaging Co. Inc.	7.125%	8/15/28	50	40
[4]	GSK Consumer Healthcare Capital US LLC	3.625%	3/24/32	15	14
[4]	GSK Consumer Healthcare Capital US LLC	4.000%	3/24/52	15	13
[4]	Harley-Davidson Financial Services Inc.	3.050%	2/14/27	25	23
[4]	HCA Inc.	3.625%	3/15/32	30	25
[4]	Hilton Domestic Operating Co. Inc.	5.375%	5/1/25	55	54
	Home Depot Inc.	3.250%	4/15/32	15	14
	JPMorgan Chase & Co.	3.125%	1/23/25	65	64
[3]	JPMorgan Chase & Co.	3.220%	3/1/25	95	93
	JPMorgan Chase & Co.	1.470%	9/22/27	65	57
	JPMorgan Chase & Co.	4.323%	4/26/28	30	30
	JPMorgan Chase & Co.	2.069%	6/1/29	40	34
	JPMorgan Chase & Co.	1.953%	2/4/32	50	40
	JPMorgan Chase & Co.	4.586%	4/26/33	5	5
[4]	Kaiser Aluminum Corp.	4.500%	6/1/31	50	38
	KB Home	7.250%	7/15/30	30	28
	Kilroy Realty LP	4.750%	12/15/28	60	59
	KLA Corp.	4.650%	7/15/32	20	20
	KLA Corp.	5.000%	3/15/49	10	10
	Kraft Heinz Foods Co.	3.875%	5/15/27	70	68
	Kraft Heinz Foods Co.	3.750%	4/1/30	80	74
	Kraft Heinz Foods Co.	4.875%	10/1/49	40	35
[4]	Lamb Weston Holdings Inc.	4.125%	1/31/30	65	57
[4]	Level 3 Financing Inc.	4.250%	7/1/28	120	96
[4]	Lithia Motors Inc.	4.625%	12/15/27	110	101
[4]	Live Nation Entertainment Inc.	6.500%	5/15/27	110	108
[4]	Live Nation Entertainment Inc.	4.750%	10/15/27	80	71
	Lowe's Cos. Inc.	3.350%	4/1/27	5	5
	Lowe's Cos. Inc.	3.750%	4/1/32	15	14
	Lowe's Cos. Inc.	4.450%	4/1/62	10	9
[4]	Magallanes Inc.	3.428%	3/15/24	20	20
[4]	Magallanes Inc.	3.755%	3/15/27	70	66
[4]	Magallanes Inc.	4.054%	3/15/29	40	37
[4]	Magallanes Inc.	4.279%	3/15/32	30	27
[4]	Mattel Inc.	3.375%	4/1/26	20	18
[4]	Mattel Inc.	5.875%	12/15/27	15	15
	Merck & Co. Inc.	2.150%	12/10/31	40	34
[4]	Mileage Plus Holdings LLC	6.500%	6/20/27	281	276

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
[4]	MIWD Holdco II LLC	5.500%	2/1/30	15	12
	Mondelez International Inc.	2.750%	4/13/30	28	25
[3]	Morgan Stanley	1.512%	7/20/27	85	75
	MPLX LP	4.000%	3/15/28	25	24
	MPT Operating Partnership LP	3.500%	3/15/31	75	59
[4]	MSCI Inc.	3.625%	11/1/31	60	50
[4]	Mueller Water Products Inc.	4.000%	6/15/29	75	65
[4]	NCL Corp. Ltd.	5.875%	2/15/27	75	64
[4]	NCL Corp. Ltd.	7.750%	2/15/29	35	27
	Netflix Inc.	4.875%	4/15/28	120	113
	Newmont Corp.	2.800%	10/1/29	55	49
[4]	News Corp.	3.875%	5/15/29	200	173
[4]	Nexstar Media Inc.	5.625%	7/15/27	150	138
	NextEra Energy Capital Holdings Inc.	2.440%	1/15/32	15	12
	NextEra Energy Capital Holdings Inc.	5.000%	7/15/32	20	20
[4]	NextEra Energy Operating Partners LP	4.500%	9/15/27	90	83
[4]	Novelis Corp.	4.750%	1/30/30	60	50
	Nucor Corp.	3.125%	4/1/32	10	9
	Occidental Petroleum Corp.	6.375%	9/1/28	50	51
	Occidental Petroleum Corp.	6.125%	1/1/31	100	101
[4]	Olympus Water US Holding Corp.	4.250%	10/1/28	80	63
	OneMain Finance Corp.	3.500%	1/15/27	25	20
[4]	Organon & Co.	4.125%	4/30/28	160	142
	Ovintiv Exploration Inc.	5.375%	1/1/26	50	51
	Pacific Gas & Electric Co.	2.100%	8/1/27	40	34
	Paramount Global	4.000%	1/15/26	85	83
[4]	Performance Food Group Inc.	5.500%	10/15/27	80	74
[4]	Performance Food Group Inc.	4.250%	8/1/29	30	25
	Philip Morris International Inc.	3.250%	11/10/24	60	59
	Philip Morris International Inc.	0.875%	5/1/26	60	53
	Pioneer Natural Resources Co.	1.900%	8/15/30	50	41
	Realty Income Corp.	4.625%	11/1/25	60	61
	Realty Income Corp.	2.200%	6/15/28	70	62
[4]	S&P Global Inc.	2.700%	3/1/29	160	146
	Sabine Pass Liquefaction LLC	4.500%	5/15/30	50	48
	Sabra Health Care LP	5.125%	8/15/26	50	49
[4]	SBL Holdings Inc.	5.000%	2/18/31	50	42
	Schlumberger Finance Canada Ltd.	1.400%	9/17/25	50	47
	Sempra Energy	3.300%	4/1/25	50	49
	Southern Co.	4.475%	8/1/24	40	40
	Sprint Corp.	7.125%	6/15/24	70	72
	Take-Two Interactive Software Inc.	3.300%	3/28/24	15	15
	Take-Two Interactive Software Inc.	3.700%	4/14/27	10	10
	Take-Two Interactive Software Inc.	4.000%	4/14/32	10	9
[4]	Tap Rock Resources LLC	7.000%	10/1/26	40	38
	Targa Resources Partners LP	4.000%	1/15/32	8	7
	Teledyne Technologies Inc.	2.750%	4/1/31	30	25
[4]	Tenet Healthcare Corp.	6.250%	2/1/27	80	74
[4]	Tenet Healthcare Corp.	6.125%	10/1/28	40	34
[4]	Tenet Healthcare Corp.	4.250%	6/1/29	40	34
	Thermo Fisher Scientific Inc.	2.600%	10/1/29	60	54
	T-Mobile USA Inc.	3.750%	4/15/27	85	82
	T-Mobile USA Inc.	2.625%	2/15/29	130	109
	T-Mobile USA Inc.	3.375%	4/15/29	50	44
	T-Mobile USA Inc.	3.875%	4/15/30	60	56
	Toll Brothers Finance Corp.	4.875%	3/15/27	140	133
[4]	TopBuild Corp.	3.625%	3/15/29	50	40
[4]	TopBuild Corp.	4.125%	2/15/32	40	31

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
	Toyota Motor Credit Corp.	3.050%	3/22/27	20	19
[4]	TransDigm Inc.	8.000%	12/15/25	35	35
[4]	TransDigm Inc.	6.250%	3/15/26	80	77
	TransDigm Inc.	4.875%	5/1/29	120	98
[4]	United Airlines Inc.	4.375%	4/15/26	160	142
[4]	Univision Communications Inc.	7.375%	6/30/30	50	49
[4]	Vail Resorts Inc.	6.250%	5/15/25	70	70
[4]	Venture Global Calcasieu Pass LLC	3.875%	8/15/29	120	105
	Viatris Inc.	2.300%	6/22/27	90	77
[4]	Vistra Operations Co. LLC	5.125%	5/13/25	25	25
[4]	Vistra Operations Co. LLC	5.000%	7/31/27	80	73
	VMware Inc.	4.700%	5/15/30	81	78
[3]	Wells Fargo & Co.	4.100%	6/3/26	50	49
	Western Midstream Operating LP	4.500%	3/1/28	55	50
	Western Midstream Operating LP	4.750%	8/15/28	25	23
	Western Midstream Operating LP	4.550%	2/1/30	40	35
	Willis North America Inc.	4.500%	9/15/28	35	34
[4]	WMG Acquisition Corp.	3.750%	12/1/29	125	105
	Xcel Energy Inc.	4.000%	6/15/28	50	49
	Xcel Energy Inc.	4.600%	6/1/32	50	50
[4]	Zayo Group Holdings Inc.	4.000%	3/1/27	190	158
					13,185
Total Corporate Bonds (Cost $18,612)					16,646
Floating Rate Loan Interests (3.2%)
Canada (0.2%)
[5]	Bausch Health Cos. Inc. Second Amendment Term Loan, TSFR1M + 5.250%	6.549%	2/1/27	60	51
United States (3.0%)
[5]	AAdvantage Loyalty IP Ltd. Initial Term Loan, 3M USD LIBOR + 4.750%	5.813%	4/20/28	55	53
[5]	Central Parent Inc. First Lien Initial Term Loan, TSFR1M + 4.500%	6.610%	7/6/29	50	49
[5]	Churchill Downs Inc. Term Loan B, 1M USD LIBOR + 2.000%	3.670%	12/27/24	50	47
[5]	DaVita Inc. Tranche B-1 Term Loan, 1M USD LIBOR + 1.750%	3.416%	8/12/26	45	41
[5]	Directv Financing LLC Term Loan, 1M USD LIBOR + 5.000%	6.666%	8/2/27	24	22
[5]	First Student Bidco Inc. Incremental Term Loan B, TSFR1M + 4.000%	6.154%	7/21/28	36	33
[5]	First Student Bidco Inc. Incremental Term Loan C, TSFR1M + 4.000%	6.154%	7/21/28	4	4
[5]	McAfee Corp. Tranche B-1 Term Loan, TSFR1M + 4.000%	5.145%	3/1/29	40	36
[5]	SkyMiles IP Ltd. Initial Term Loan, 3M USD LIBOR + 3.750%	4.750%	10/20/27	245	242
[5]	SS&C Technologies Holdings Inc. Term Loan B-6, TSFR1M + 2.250%	3.875%	3/22/29	23	22
[5]	SS&C Technologies Holdings Inc. Term Loan B-7, TSFR1M + 2.250%	3.875%	3/22/29	32	31
[5]	Wyndham Hotels & Resorts Inc. Term Loan B, 1M USD LIBOR + 1.750%	3.416%	5/30/25	88	85
					665
Total Floating Rate Loan Interests (Cost $756)					716

		Coupon	Maturity Date	Face Amount ($000)	Market Value ($000)
Sovereign Bonds (11.8%)
Argentina (0.3%)
[3]	Argentine Republic	0.500%	7/9/30	300	71
Chile (0.8%)
[3]	Republic of Chile	2.750%	1/31/27	200	187
Colombia (0.6%)
[3]	Republic of Colombia	5.000%	6/15/45	200	134
Dominican Republic (1.2%)
[3,4]	Dominican Republic	5.500%	2/22/29	300	261
Ecuador (0.2%)
[3]	Republic of Ecuador	0.500%	7/31/40	95	39
El Salvador (0.1%)
[3]	Republic of El Salvador	8.625%	2/28/29	85	28
Gabon (0.7%)
[3]	Gabonese Republic	7.000%	11/24/31	200	146
Germany (0.8%)
[6]	Federal Republic of Germany	0.000%	11/15/28	75	73
[6]	Federal Republic of Germany	0.000%	2/15/32	100	92
					165
Hungary (0.9%)
[3,4]	Republic of Hungary	5.250%	6/16/29	200	199
Indonesia (0.8%)
[3]	Perusahaan Perseroan Persero PT Perusahaan Listrik Negara	3.875%	7/17/29	200	181
Mexico (1.3%)
	Petroleos Mexicanos	6.750%	9/21/47	159	98
	Petroleos Mexicanos	6.350%	2/12/48	100	59
[3,7]	United Mexican States	10.000%	11/20/36	2,600	139
					296
Nigeria (0.5%)
[3]	Federal Republic of Nigeria	7.625%	11/28/47	200	119
Peru (1.1%)
[3]	Petroleos del Peru SA	5.625%	6/19/47	350	237
South Africa (0.9%)
	Republic of South Africa	5.875%	4/20/32	220	188
Turkey (0.6%)
	Republic of Turkey	5.750%	5/11/47	200	123
Ukraine (0.3%)
[3]	Ukraine Government Bond	7.375%	9/25/32	300	74
Uzbekistan (0.7%)
[3,4]	Uzbekneftegaz JSC	4.750%	11/16/28	200	158
Total Sovereign Bonds (Cost $3,393)					2,606

		Coupon	Shares	Market Value ($000)
Temporary Cash Investments (0.8%)
Money Market Fund (0.8%)
[8]	Vanguard Market Liquidity Fund (Cost $172)	1.417%	1,719	172
Total Investments (99.3%) (Cost $24,721)				21,886
Other Assets and Liabilities—Net (0.7%)				146
Net Assets (100%)				22,032
Cost is in $000.
1	Securities with a value of $27,000 have been segregated as initial margin for open futures contracts.
2	Securities with a value of $31,000 have been segregated as initial margin for open centrally cleared swap contracts.
3	The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2022, the aggregate value was $9,306,000, representing 42.2% of net assets.
5	Variable-rate security; rate shown is effective rate at period end. Certain variable-rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.
6	Face amount denominated in euro.
7	Face amount denominated in Mexican pesos.
8	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
1M—1-month.
3M—3-month.
LIBOR—London Interbank Offered Rate.
TSFR1M—CME Term SOFR 1 Month.
USD—U.S. dollar.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
			($000)
	Expiration	Number of Long (Short) Contracts	Notional Amount	Value and Unrealized Appreciation (Depreciation)
Long Futures Contracts
2-Year U.S. Treasury Note	September 2022	2	420	(3)
Long U.S. Treasury Bond	September 2022	2	277	(4)
Ultra 10-Year U.S. Treasury Note	September 2022	5	637	(7)
				(14)

Short Futures Contracts
5-Year U.S. Treasury Note	September 2022	(3)	(337)	2
10-Year U.S. Treasury Note	September 2022	(5)	(592)	2
Euro-Bund	September 2022	(1)	(156)	2
				6
				(8)

Forward Currency Contracts
	Contract Settlement Date	Contract Amount (000)				Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Counterparty			Receive		Deliver
Credit Agricole CIB	9/21/22	USD	174	EUR	162	4	—
BNP Paribas	9/21/22	USD	173	MXN	3,465	4	—
						8	—
EUR—euro.
MXN—Mexican peso.
USD—U.S. dollar.

Centrally Cleared Credit Default Swaps
Reference Entity	Termination Date		Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Unrealized Appreciation (depreciation) ($000)
Credit Protection Sold
CDX-NA-IG-S38-V1	6/20/27	USD	750	1.000	—	—
1 Periodic premium received/paid quarterly.
USD—U.S. dollar.

Over-the-Counter Credit Default Swaps
Reference Entity	Termination Date	Counterparty	Notional Amount ($000)	Periodic Premium Received (Paid)[1] (%)	Value ($000)	Remaining Up-Front Premium Paid (Received) ($000)	Unrealized Appreciation ($000)	Unrealized (Depreciation) ($000)
Credit Protection Sold/Moody's Rating
AT&T Inc./Baa2	12/20/23	BARC	70	1.000	—	1	—	(1)
Republic of Chile/A1	6/20/27	GSI	550	1.000	(3)	6	—	(9)
United Mexican States/Baa1	6/20/27	BARC	275	1.000	(9)	(6)	—	(3)
					(12)	1	—	(13)
Credit Protection Purchased
United Mexican States	12/20/26	GSI	750	(1.000)	19	—	19	—
					7	1	19	(13)
1 Periodic premium received/paid quarterly.
BARC—Barclays Bank plc.
GSI—Goldman Sachs International.
The notional amount represents the maximum potential amount the fund could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral, as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Floating Rate Loan Interests: Floating rate loan interests represent interests in amounts owed by corporate or other borrowers. These instruments may be in the form of loans, trade claims or other receivables and may include standby financing commitments such as revolving credit facilities that obligate the fund to supply additional cash to the borrower on demand. Floating rate loan interests may be made directly with a borrower or acquired through assignment or participation. The fund's right to enforce a borrower’s compliance with the terms of the loan agreement, or benefit directly from the collateral supporting the loan, varies when the loan is a direct borrowing, an assignment, or a participation. Floating rate loan interests involve various risks including risk of loss in case of default, insolvency, or the bankruptcy of the borrower and are generally subject to restrictions on transfer with limited opportunities to sell them in secondary markets. The fund may also invest in loan commitments, which are contractual obligations for a future funding. The fund may earn a commitment fee on any unfunded portion of these commitments which is amortized to interest income over the commitment period. Both the funded portion of a floating rate loan interest as well as its unfunded commitment, if any, is reflected on the Schedule of Investments.
D. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract. Any securities pledged as initial margin for open contracts are noted in the Schedule of Investments.
Futures contracts are valued at their quoted daily settlement prices. Fluctuations in the value of the contracts are recorded as an asset (liability).

E. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. Fluctuations in the value of the contracts are recorded as an asset (liability).
F. Swap Contracts: The fund invests in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The fund may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The fund may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.
The fund enters into interest rate swap transactions to adjust the fund’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other either an amount that is a fixed percentage rate or a floating rate, which is reset periodically based on short-term interest rates, applied to a notional amount. In return, the counterparty agrees to pay a different floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.
The fund enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the fund's performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the fund trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.
The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the fund. The fund’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The fund mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the fund may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the fund's net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any securities pledged as collateral for open contracts are noted in the Schedule of Investments. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.
Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded as an asset (liability) and as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.
G.  Various inputs may be used to determine the value of the fund’s investments and derivatives. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments and derivatives valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund's investments and derivatives as of June 30, 2022, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
U.S. Government and Agency Obligations	—	1,746	—	1,746
Corporate Bonds	—	16,646	—	16,646
Floating Rate Loan Interests	—	716	—	716
Sovereign Bonds	—	2,606	—	2,606
Temporary Cash Investments	172	—	—	172
Total	172	21,714	—	21,886

Derivative Financial Instruments
Assets
Futures Contracts[1]	6	—	—	6
Forward Currency Contracts	—	8	—	8
Swap Contracts	—	19	—	19
Total	6	27	—	33
Liabilities
Futures Contracts[1]	14	—	—	14
Swap Contracts	—[1]	13	—	13
Total	14	13	—	27
1	Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments.